UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          May 26, 2022

CORECARD CORPORATION
(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction	Commission file number	(I.R.S. Employer Identification No.)
of incorporation or organization)

One Meca Way, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381‑2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value for the class	CCRD	NYSE

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of CoreCard Corporation (“Registrant”) on May 26, 2022, shareholders re-elected Philip H. Moise to the board of directors, to serve until the 2025 Annual Meeting. A total of 5,691,891 shares, representing 66.0 percent of the outstanding shares, were voted at the meeting. The vote was as follows:

	For	Withheld
Philip H. Moise	4,297,373	1,394,518

Shareholders also approved the CoreCard Corporation 2022 Employee Stock Incentive Plan. The vote was as follows:

For	Against	Abstain
5,627,649	49,495	14,747

Shareholders also approved, by a non-binding advisory vote, the compensation of the Registrant’s named executive officers. The vote was as follows:

For	Against	Abstain
5,606,579	41,654	43,658

No other items were submitted to a vote of shareholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022	CORECARD CORPORATION
(Registrant)

/s/ Matthew A. White
By:	Matthew A. White
Chief Financial Officer